UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2021 (May 11, 2021)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	AUBN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 11, 2021. This meeting was held for the purpose of considering the election of 9 directors to the Board of Directors to serve one-year terms expiring at the Company’s 2022 Annual Meeting of Shareholders and until their successors have been elected and qualified. As to the election of 9 directors, C. Wayne Alderman, Terry W. Andrus, J. Tutt Barrett, Laura J. Cooper, Robert W. Dumas, William F. Ham, Jr., David E. Housel, Anne M. May, and Edward Lee Spencer, III were all elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement, and (ii) ratified the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021.

The final voting results of the director elections, approval of compensation for the Company’s “named executive officers” and ratification of the independent public accounting firm, which were described in more detail in the Proxy Statement, are set forth below.

1.	Each director was elected by the following tabulation:

Director	Votes For	Withheld	Broker Non-Votes
C. Wayne Alderman	1,727,621	34,901	810,736
Terry W. Andrus	1,676,785	85,737	810,736
J. Tutt Barrett	1,744,637	17,885	810,736
Laura J. Cooper	1,761,251	1,271	810,736
Robert W. Dumas	1,752,321	10,201	810,736
William F. Ham, Jr.	1,727,357	35,165	810,736
David E. Housel	1,715,588	46,935	810,736
Anne M. May	1,703,597	58,925	810,736
Edward Lee Spencer, III	1,760,773	1,749	810,736

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,752,456	3,568	6,498	810,736

3.

Ratification of the appointment of Elliott Davis LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021 was approved and accordingly ratified by the following tabulations:

For	Against	Abstain
2,571,024	1,226	1,009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC.
(Registrant)

/s/ Robert W. Dumas
Robert W. Dumas
Chairman, President and CEO

Date: May 13, 2021